UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 14, 2024

LOEWS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, New York, NY	10019-2714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 521-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Loews Corporation (the “Company”) held its 2024 Annual Meeting of Shareholders on May 14, 2024 (the “Annual Meeting”). A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters are set forth below.

Proposal 1: Election of Directors. Shareholders elected each of the Company’s nominees for director.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Ann E. Berman	191,558,195	9,216,837	159,681	7,800,192
Charles D. Davidson	192,775,889	8,004,159	154,665	7,800,192
Charles M. Diker	191,061,924	9,719,203	153,586	7,800,192
Paul J. Fribourg	173,389,241	27,320,254	225,218	7,800,192
Walter L. Harris	189,601,009	11,180,059	153,645	7,800,192
Jonathan C. Locker	200,501,646	279,890	153,177	7,800,192
Susan P. Peters	198,852,443	1,936,422	145,848	7,800,192
Andrew H. Tisch	193,485,990	7,288,346	160,377	7,800,192
James S. Tisch	198,054,375	2,719,769	160,569	7,800,192
Jonathan M. Tisch	195,264,800	5,509,489	160,424	7,800,192
Anthony Welters	192,931,049	7,846,614	157,050	7,800,192

Proposal 2: Say on Pay. Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers (“Say on Pay”).

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

192,614,921	8,051,799	267,993	7,800,192

Proposal 3: Auditor Ratification. Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2024.

Votes For	Votes Against	Votes Abstained

201,799,276	6,702,563	233,066

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit No.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: May 14, 2024	By:	/s/ Marc A. Alpert
Marc A. Alpert
Senior Vice President,
General Counsel
and Secretary